SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 30,2003
(Date of Earliest Event Reported)

HOUSEHOLD FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-75	36-1239445
(State or other	(Commission File Number)	(IRS Employer
Jurisdiction		Identification
of incorporation)		Number)

2700 Sanders Road, Prospect Heights, Illinois 60070
(Address of principal executive offices, including Zip Code)
(847) 564-5000
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On April 9, 2002, Household Finance Corporation ("HFC" or "registrant") filed with the SEC, pursuant to Rule 415 under the Act, a Registration Statement on Form S-3 (File No. 333-85886), which was declared effective by the SEC on April 22, 2002. On May 1, 2003, registrant filed a prospectus, dated April 30, 2003 (the "Prospectus"), relating to the offering of $10,000,000,000 aggregate amount of HFC InterNotes®. In connection with its offering of HFC InterNotes®, registrant is filing herewith under "Item 7. Exhibits" certain documents as exhibits to the above-referenced Registration Statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits
4.1

Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of June 1, 1992 (incorporated herein by reference to Exhibit 4(b) to registrant's Registration Statement on Form S-3 No. 33-48854).

4.2	Amended and restated Indenture dated as of April 30, 2003 for Senior Debt Securities between HFC and JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank.
23	Consent of Patrick D. Schwartz, General Counsel -- Treasury & Corporate Law and Assistant Secretary of Household International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD FINANCE CORPORATION

Date: May 5, 2003	By: /s/ Patrick D. Schwartz
Name: Patrick D. Schwartz Title: Assistant Secretary

EXHIBIT INDEX
4.1

Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of June 1, 1992 (incorporated herein by reference to Exhibit 4(b) to registrant's Registration Statement on Form S-3 No. 33-48854).

4.2	Amended and restated Indenture dated as of April 30, 2003 for Senior Debt Securities between HFC and JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank.

23	Consent of Patrick D. Schwartz, General Counsel -- Treasury & Corporate Law and Assistant Secretary of Household International, Inc.